                                                                   Exhibit 10.42

                                                                  EXECUTION COPY

================================================================================

                          FIRST CONSUMERS NATIONAL BANK
                               Seller and Servicer

                                       and

                          HARRIS TRUST AND SAVINGS BANK
                                     Trustee

                on behalf of the Series 1999-A Certificateholders

                            ------------------------

                            SERIES 1999-A SUPPLEMENT

                          Dated as of February 1, 1999

                                       to

                              AMENDED AND RESTATED
                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 1999

                            ------------------------

                                  $276,243,094

                          FIRST CONSUMERS MASTER TRUST

                                  Series 1999-A

================================================================================

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE

SECTION     1.     Designation.................................................1

SECTION     2.     Definitions.................................................1

SECTION     3.     Interchange................................................13

SECTION     4.     Reassignment and Transfer Terms............................13

SECTION     5.     Delivery and Payment for the Series 1999-A
                   Certificates...............................................14

SECTION     6.     Form of Delivery of Series 1999-A Certificates.............14

SECTION     7.     Article IV of Agreement....................................14

SECTION     8.     Article V of the Agreement.................................22

SECTION     9.     Series 1999-A Pay Out Events...............................24

SECTION     10.    Provision of Information to Certificateholders.............26

SECTION     11.    Modifications to Class C Certificates......................26

SECTION     12.    Registration and Transfer of Certificates..................26

SECTION     13.    Final Distribution.........................................30

SECTION     14.    Ratification of Agreement..................................30

SECTION     15.    Counterparts...............................................30

SECTION     16.    Additional Representations and Warranties of the
                   Servicer...................................................30

SECTION     17.    Governing Law..............................................30

EXHIBITS
--------
Exhibit A      Form of Series 1999-A Class A Certificate
Exhibit B      Form of Series 1999-A Class B Certificate
Exhibit C      Form of Series 1999-A Class C Certificate
Exhibit D      Form of Monthly Payment Instructions and
               Notification to Trustee
Exhibit E      Form of Monthly Certificateholders' Statement
Exhibit F      Form of Certificate to be Given by Certificate Owner
Exhibit G      Form of Certificate to be Given by Euroclear or Cedel Bank
Exhibit H      Form of Certificate to be Given by Transferee of Beneficial
               Interest in a Regulation S Temporary Book-Entry Certificate
Exhibit I      Form of Transfer Certificate for Exchange or Transfer From 144A
               Book-Entry Certificate to Regulation S Book-Entry Certificate
Exhibit J      Form of Placement Agent Exchange Instructions

SCHEDULE 1
----------
Schedule to Exhibit F of the Agreement with respect to the Series 1999-A
            ---------
Certificates.

     SERIES 1999-A SUPPLEMENT, dated as of February   , 1999 (this "Series
                                                    --              ------
Supplement"), by and between First Consumers National Bank, a national banking
----------
association, as Seller and Servicer, and Harris Trust and Savings Bank, as Trustee, under the Amended and Restated Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement"), between First Consumers National Bank and
                          ---------
the Trustee.

     Section 6.12 of the Agreement provides, among other things, that the Seller
     ------------
and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Seller to the Trustee for execution and authentication of one or more Series of Certificates.

     Pursuant to this Series Supplement, the Seller shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1. Designation. There is hereby created a Series of Investor
                -----------
Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Series 1999-A Certificates." The Series 1999-A Certificates
                    --------------------------
shall consist of the Series 1999-A 5.80% Class A Asset Backed Certificates (the "Class A Certificates"), the Series 1999-A 6.28% Class B Asset Backed
 --------------------
Certificates (the "Class B Certificates") and the Series 1999-A Class C Asset
                   --------------------
Backed Certificates (the "Class C Certificates"). The Class A Certificates,
                          --------------------
Class B Certificates and Class C Certificates shall be substantially in the form of Exhibits A, B, and C to this Series Supplement, respectively. As provided in
   ----------  -      -
Section 11 of this Series Supplement, if requested by the Seller (with the
----------
consent of the Holders of the Class C Certificates), the Class C Certificates may be returned to the Trustee for cancellation, in which case the interest in the Trust evidenced by the Class C Certificates shall be a third Class which constitutes an uncertificated interest in the Trust, shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and shall be known as the Collateral Interest, Series 1999-A and have the rights assigned to the Class C Certificates in this Series Supplement and in the related Loan Agreement. The Series 1999-A Certificates shall not be subordinated to any other Series of certificates.

     SECTION 2. Definitions. If any term or provision contained herein shall
                -----------
conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are used herein as defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1999-A Certificates and no other Series of Certificates issued by the Trust.

     "Accrual Period" means the period from and including a Distribution Date
      --------------
(or, in the case of the initial Accrual Period, the Closing Date) to but excluding the next Distribution Date.

     "Aggregate Principal Amount" means, at any time, the sum of the Aggregate
      --------------------------
Principal Receivables and the amount on deposit in the Excess Funding Account at such time.

     "Amortization Period" means the period following the Revolving Period,
      -------------------
which shall be either the Controlled Amortization Period or the Rapid Amortization Period.

     "Available Funds" means, for any Transfer Date, an amount equal to the sum
      ---------------
of (a) the aggregate amounts deposited to the Series Finance Charge Account with respect to Finance Charge Collections, Investor Net Recoveries for Series 1999-A and Interchange allocable to Series 1999-A for the related Monthly Period, (b) any Shared Finance Charge Collections allocated to Series 1999-A pursuant to subsection 4.10 for such Transfer Date, and (c) any Reallocated Principal
---------------
Collections for such Transfer Date.

     "Average Investor Percentage" means with respect to any Investor Percentage
      ---------------------------
for any Monthly Period the sum of the Investor Percentages as of the close of business for each day in such Monthly Period, divided by the number of days in
                                              ------- --
such Monthly Period.

     "Base Rate" means, with respect to any Monthly Period, (i) the sum of (a)
      ---------
the amount of interest accrued on the Class A Certificates, the Class B Certificates and (at any time after the Class C Certificates have been assigned an interest rate) the Class C Certificates for the Accrual Period ending in the month following the end of such Monthly Period, plus (b) the amount of the
                                                ----
Investor Monthly Servicing Fee allocable to the Series 1999-A Certificates in respect of such Monthly Period, divided by (ii) the Investor Amount as of the
                                ------- --
last day of the preceding Monthly Period, times (iii) 12.
                                          -----

     "Cedel" means CEDEL Bank, societe anonyme, a professional depository
      -----
incorporated under the laws of Luxembourg, and its successors.

     "Class A Certificate Interest" means, for any Distribution Date, an amount
      ----------------------------
equal to the sum of (a) the product of (i) one-twelfth, (ii) the Class A Certificate Rate and (iii) the outstanding principal amount of the Class A Certificates on the preceding Distribution Date, plus (b) any unpaid Class A
                                                 ----
Deficiency Amount; provided that the Class A Certificate Interest for the first
                   --------
Distribution Date shall equal $1,517,022.21.

     "Class A Certificate Rate" means 5.80% per annum.
      ------------------------

     "Class A Certificates" is defined in Section 1 of this Series Supplement.
      --------------------                ---------

     "Class A Default Amount" is defined in subsection 4.6(d).
      ----------------------                -----------------

     "Class A Deficiency Amount" means, for any Distribution Date after the
      -------------------------
first Distribution Date, an amount equal to the sum of (a) the excess, if any, of the Class A Certificate Interest for the prior Distribution Date over the amount actually distributed to the Class A Holders on account of such Class A Certificate Interest, plus (b) one month's interest on the excess
                                   ----
calculated pursuant to clause (a) at the Class A Certificate Rate (calculated on
                       ----------
the basis of a 360-day year of twelve 30-day months). The Class A Deficiency Amount for the first Distribution Date is zero.

     "Class A Floating Percentage" means, for any Monthly Period, the percentage
      ---------------------------
equivalent of a fraction, the numerator of which is the Class A Investor Amount and the denominator of which is the Investor Amount, in each case as of the end of the prior Monthly Period.

     "Class A Investor Amount" means, on any date of determination, an amount
      -----------------------
equal to (a) the Initial Class A Investor Amount, minus (b) the aggregate amount
                                                  -----
of payments of principal to the Class A Certificateholders made pursuant to
Section 4.8 prior to such date of determination, minus (c) the excess, if any,
-----------
of the aggregate amount of Class A Investor Charge Offs over Class A Investor Charge Offs reimbursed pursuant to subsection 4.6(e) prior to such date of
                                   -----------------
determination.

     "Class A Investor Charge Off" is defined in Section 4.5.
      ---------------------------                -----------

     "Class A Monthly Principal" means: (a) for any Distribution Date with
      -------------------------
respect to the Revolving Period, zero; (b) for any Distribution Date with respect to the Controlled Amortization Period, the least of (i) the Controlled Distribution Amount for that Distribution Date, (ii) the aggregate amount deposited into the Series Principal Account with respect to the related Monthly Period and (iii) the Class A Investor Amount; and (c) for any Distribution Date with respect to a Rapid Amortization Period, the lesser of (i) the aggregate amount deposited into the Series Principal Account with respect to the related Monthly Period (less any Reallocated Principal Collections) and (ii) the Class A Investor Amount.

     "Class B Certificate Interest" means, for any Distribution Date, an amount
      ----------------------------
equal to the sum of (a) the product of (i) one-twelfth, (ii) the Class B Certificate Rate and (iii) the outstanding principal amount of the Class B Certificates on the preceding Distribution Date, plus (b) any unpaid Class B
                                                 ----
Deficiency Amount; provided that the Class B Certificate Interest for the first
                   --------
Distribution Date shall equal $276,319.99.

     "Class B Certificate Rate" means 6.28% per annum.
      ------------------------

     "Class B Certificates" is defined in Section 1 of this Series Supplement.
      --------------------                ---------

     "Class B Default Amount" is defined in subsection 4.6(f).
      ----------------------                -----------------

     "Class B Deficiency Amount" means, for any Distribution Date after the
      -------------------------
first Distribution Date, an amount equal to the sum of (a) the excess, if any, of the Class B Certificate Interest for the prior Distribution Date over the amount actually distributed to the Class B Holders on account of such Class B Certificate Interest, plus (b) one month's interest on the excess calculated
                      ----
pursuant to clause (a) at the Class B Certificate Rate (calculated on the basis
            ----------
of a 360-day year of twelve 30-day months). The Class B Deficiency Amount for the first Distribution Date is zero.

     "Class B Floating Percentage" means, for any Monthly Period, the percentage
      ---------------------------
equivalent of a fraction, the numerator of which is the Class B Investor Amount and the denominator of which is the Investor Amount, in each case as of the end of the prior Monthly Period.

     "Class B Investor Amount" means, on any date of determination, an amount
      -----------------------
equal to (a) the Initial Class B Investor Amount, minus (b) the aggregate amount
                                                  -----
of payments of principal to the Class B Certificateholders made pursuant to
Section 4.8 prior to such date of determination, minus (c) the excess, if any,
-----------                                      -----
of the aggregate amount of Class B Investor Charge Offs over Class B Investor Charge Offs reimbursed pursuant to subsection 4.6(g) prior to such date of
                                   -----------------
determination.

     "Class B Investor Charge Off" is defined in Section 4.5.
      ---------------------------                ------------

     "Class B Monthly Principal" means: (a) for any Distribution Date with
      -------------------------
respect to the Revolving Period or the Controlled Amortization Period, zero; and
(b) for any Distribution Date with respect to a Rapid Amortization Period, the lesser of (i) the excess, if any, of (A) the aggregate amount deposited into the Series Principal Account with respect to the related Monthly Period (less any Reallocated Principal Collections) over (B) the Class A Monthly Principal for that Distribution Date and (ii) the Class B Investor Amount.

     "Class B Principal Percentage" means, for any Monthly Period during the
      ----------------------------
Revolving Period, the Class B Floating Percentage, and for any other Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Investor Amount at the end of the Revolving Period and the denominator of which is the Investor Amount as of the end of the prior Monthly Period; provided that if the Series 1999-A Certificates are paired with another Series
--------
and a Rapid Amortization Period commences for such paired Series, upon satisfaction of the Rating Agency Condition, FCNB may, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage which shall not be less than the Class B Investor Amount as of the day on which such Rapid Amortization Period commences.

     "Class C Certificate Interest" means, for any Distribution Date, an amount
      ----------------------------
equal to the sum of (a) the product of (i) one-twelfth, times (ii) the Class C
                                                        -----
Certificate Rate, times (iii) the outstanding principal amount of the Class C
                  -----
Certificates on the preceding Distribution Date, plus (b) any unpaid Class C
                                                 ----
Deficiency Amount; provided that the Class C Certificate Interest for the first
                   --------
Distribution Date shall equal zero.

     "Class C Certificate Rate" means initially 0% per annum. As provided in
      ------------------------
Section 11 of this Series Supplement, the Seller may designate a fixed or
----------
floating interest rate for any portion of the Class C Certificates that is transferred to any investor that is not an Affiliate of the Seller.

     "Class C Certificates" is defined in Section 1 of this Series Supplement.
      --------------------                ---------

     "Class C Deficiency Amount" means, for any Distribution Date after the
      -------------------------
first Distribution Date, an amount equal to the sum of (a) the excess, if any, of the Class C Certificate Interest for the prior Distribution Date over the amount actually distributed to the Class C Holders on account of such Class C Certificate Interest, plus (b) one month's interest on the excess calculated
                      ----
pursuant to clause (a) at the Class C Certificate Rate (calculated on the basis
            ----------
of a 360-day year of twelve 30-day months). The Class C Deficiency Amount for the first Distribution Date is zero.

     "Class C Floating Percentage" means, for any Monthly Period, the percentage
      ---------------------------
equivalent of a fraction, the numerator of which is the Class C Investor Amount and the denominator of which is the Investor Amount, in each case as of the end of the prior Monthly Period.

     "Class C Investor Amount" means, on any date of determination, an amount
      -----------------------
equal to (a) the Initial Class C Investor Amount, minus (b) the aggregate amount
                                                  -----
of payments of principal to the Class C Certificateholders made pursuant to
Section 4.8 prior to such date of determination, minus (c) the excess, if any,
-----------                                      -----
of the aggregate amount of Class C Investor Charge Offs over Class C Investor Charge Offs reimbursed pursuant to subsection 4.6(j) prior to such date of
                                   -----------------
determination.

     "Class C Investor Charge Off" is defined in Section 4.5.
      ---------------------------                ------------

     "Class C Monthly Principal" means, for any Distribution Date, the lesser
      -------------------------
of: (i) the excess, if any, of (A) the aggregate amount deposited into the Series Principal Account with respect to the related Monthly Period over (B) the sum of the Class A Monthly Principal and the Class B Monthly Principal for that Distribution Date; and (ii) the Class C Monthly Principal Target for that Distribution Date.

     "Class C Monthly Principal Target" means, for any Distribution Date, the
      --------------------------------
Excess Class C Investor Amount, or such lesser amount as may agreed upon between the Seller and the Holder of the Class C Certificates.

     "Class C Principal Percentage" means, for any Monthly Period during the
      ----------------------------
Revolving Period, the Class C Floating Percentage, and for any other Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class C Investor Amount at the end of the Revolving Period and the denominator of which is the Investor Amount as of the end of the prior Monthly Period; provided that if the Series 1999-A Certificates are paired with another Series
--------
and a Rapid Amortization Period commences for such paired Series, upon satisfaction of the Rating Agency Condition, FCNB may, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage which shall not be less than the Class C Investor Amount as of the day on which such Rapid Amortization Period commences.

     "Closing Date" means February 1, 1999.
      ------------

     "Collateral Interest" means the uncertificated interest in the Trust for
      -------------------
which the Class C Certificates may be exchanged as provided in Section 11 of
                                                               ----------
this Series Supplement.

     "Collateral Interest Holder" means the Person from time to time designated
      --------------------------
as such pursuant to the Loan Agreement.

     "Controlled Amortization Amount" means $17,833,333.
      ------------------------------

     "Controlled Amortization Period" means an amortization period commencing on
      ------------------------------
March 1, 2003 and continuing to, but not including, a Pay Out Commencement Date or to, and including, (i) the date of termination of the Trust pursuant to
Section 12.1 of the Agreement or (ii) the Series Termination Date.
------------

     "Controlled Distribution Amount" means, for any Monthly Period, the sum of
      ------------------------------
(a) the Controlled Amortization Amount, (b) the Deficit Controlled Amortization Amount and (c) for the February 2004 Monthly Period, any additional amount needed to reduce the Class A Investor Amount to zero on the March 2004 Distribution Date.

     "Default Estimate" means, for any Monthly Period, an amount equal to 1.5
      ----------------
times the Investor Default Amount for the prior Monthly Period.

     "Deficit Controlled Amortization Amount" means (a) for the first Monthly
      --------------------------------------
Period falling in the Controlled Amortization Period, zero, and (b) for each other Monthly Period falling in the Controlled Amortization Period, an amount equal to the excess, if any, of the Controlled Distribution Amount for the prior Monthly Period over the amount available to be distributed with respect to such prior Controlled Distribution Amount on the applicable Distribution Date.

     "Distribution Date" is defined in the Agreement, except that the first
      -----------------
Distribution Date for the Series 1999-A Certificates shall be March 15, 1999.

     "Enhancement" means the Class C Certificates or, if applicable, the
      -----------
Collateral Interest.

     "Enhancement Provider" means the Holder of the Class C Certificates or, if
      --------------------
applicable, the Collateral Interest Holder.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels
      ---------
office, as operator of the Euroclear System.

     "Excess Class C Investor Amount" means, for any Transfer Date, the excess,
      ------------------------------
if any, of the Class C Investor Amount over the Required Class C Investor
Amount.

     "Exchange Date" is defined in Section 12(b) of this Series Supplement.
      -------------                -------------

     "Finance Charge Sharing Series" is defined in Section 4.10.
      -----------------------------                ------------

     "Finance Charge Shortfall" means, with respect to the Series 1999-A
      ------------------------
Certificates for any Determination Date, an amount equal to the Shortfall with respect to that Determination Date, calculated as if the amount of Shared Finance Charge Collections available to Series 1999-A for that Distribution Date were zero.

     "Initial Class A Investor Amount" means $214,000,000.
      -------------------------------

     "Initial Class B Investor Amount" means $36,000,000.
      -------------------------------

     "Initial Class C Investor Amount" means $26,243,094.
      -------------------------------

     "Initial Investor Amount" means the sum of the Initial Class A Investor
      -----------------------
Amount, the Initial Class B Investor Amount and the Initial Class C Investor Amount.

     "Investor Amount" means, on any date of determination, an amount equal to
      ---------------
the sum of the Class A Investor Amount, the Class B Investor Amount and the Class C Investor Amount.

     "Investor Charge Off" means a Class A Investor Charge Off, a Class B
      -------------------
Investor Charge Off or a Class C Investor Charge Off.

     "Investor Default Amount" means, with respect to any Monthly Period, an
      -----------------------
amount equal to the product of (a) the Default Amount for such Monthly Period, times (b) the Average Investor Percentage for Receivables in Defaulted Accounts
-----
for such Monthly Period.

     "Investor Default and Deposit Amount" is defined in Section 4.5.
      -----------------------------------                -----------

     "Investor Percentage" means:
      -------------------

          (a) when used with respect to Finance Charge Collections (other than during the Rapid Amortization Period) and Receivables in Defaulted Accounts (at all times), the percentage equivalent of a fraction the numerator of which is the Investor Amount at the end of the last day of the prior Monthly Period (or, if later, the Closing Date) and the denominator of which is the greater of (i) the Aggregate Principal Amount as of the end of the day on the most recent Reset Date and (ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Finance Charge Collections or Defaulted Accounts, as applicable, for all outstanding Series on the day after such Reset Date;

          (b) when used with respect to Finance Charge Collections during the Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which is the Investor Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (i) the Aggregate Principal Amount as of the end of the day on the most recent Reset Date and (ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Finance Charge Collections for all outstanding Series on the day after such Reset Date;

          (c) when used with respect to Principal Collections during the Revolving Period, the percentage equivalent of a fraction the numerator of which is the Investor Amount at the end of the last day of the prior Monthly Period (or, if later, the Closing Date) and the denominator of which is the greater of (i) the Aggregate Principal Amount as of the end of the day on the most recent Reset Date and (ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Collections for all outstanding Series on the day after such Reset Date; and

          (d) when used with respect to Principal Collections during the Amortization Period, the percentage equivalent of a fraction the numerator of which is the Investor Amount as of the end of the day on the last day of the Revolving Period and the denominator of which is the greater of (i) the Aggregate Principal Amount as of the end of the day on the most recent Reset Date and (ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Collections for all outstanding Series on the day after such Reset Date; provided, that
     (x) during the Controlled Amortization Period, the numerator used to determine the Investor Percentage for Principal Receivables may, upon satisfaction of the Rating Agency Condition, be reset by and at the option of the Servicer (and any such reset numerator will also apply in any Rapid Amortization Period) for each Monthly Period to an amount not greater than the amount described above and not less than the greater of (A) the Investor Amount determined as of the close of business on the last Reset Date immediately preceding the date of determination, and (B) a number that results in an Investor Percentage that when multiplied by the amount of collections allocable to Principal Receivables for the preceding Monthly Period will equal 110% of the Controlled Distribution Amount for such preceding Monthly Period, and (y) if the Series 1999-A Certificates are paired with a paired series and a Rapid Amortization Period commences for such paired series, FCNB may, upon satisfaction of the Rating Agency Condition, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage which shall not be less than the Investor Amount as of the day on which such Rapid Amortization Period commences.

     "Loan Agreement" means any agreement so designated entered into in
      --------------
connection with an exchange of the Class C Certificates for the Collateral Interest pursuant to Section 11 of this Series Supplement.
                     ----------

     "Member Organization" is defined in Section 12(b) of this Series
      -------------------                -------------
Supplement.

     "Minimum Seller Percentage" means, with respect to Series 1999-A, 7%.
      -------------------------

     "Monthly Period" is defined in the Agreement, except that the first Monthly
      --------------
Period with respect to the Series 1999-A Certificates shall begin on and include the Closing Date and shall end on and include February 28, 1999.

     "Monthly Total Percentage Allocation" is defined in subsection 4.4(b)(ii).
      -----------------------------------                ---------------------

     "Optional Repurchase Percentage" means, with respect to Series 1999-A, 10%.
      ------------------------------

     "Pay Out Commencement Date" means the date on which a Trust Pay Out Event
      -------------------------
is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1999-A Pay Out Event is deemed to occur pursuant to Section 9 of this Series
                                             ---------
Supplement.

     "Percentage Allocation" is defined in subsection 4.4(b)(ii).
      ---------------------                ---------------------

     "Pool Factor" means, with respect to the Class A Certificates, the Class B
      -----------
Certificates or the Class C Certificates, respectively, as of any Record Date, a number rounded to seven decimals representing the ratio of the Class A Investor Amount, Class B Investor Amount or Class C Investor Amount as of such Record Date (determined after taking into account any reduction in such amount which will occur on the following Distribution Date) to the Initial Class A Investor Amount, Initial Class B Investor Amount or Initial Class C Investor Amount.

     "Portfolio Yield" means, with respect to any Monthly Period, the annualized
      ---------------
percentage equivalent of a fraction, the numerator of which is an amount equal the amount of collections of Finance Charge Receivables allocated to the Series 1999-A Certificates and deposited in the Series Finance Charge Account pursuant to Section 4.4 for such Monthly Period (such sum to be calculated on a cash
   -----------
basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period and without taking into account any netting permitted pursuant to
Section 4.4(d)), and the denominator of which is the Investor Amount as of the
---------------
last day of the preceding Monthly Period.

     "Principal Shortfall" means, with respect to the Series 1999-A
      -------------------
Certificates, for any Monthly Period:

          (a) if such Monthly Period falls in the Controlled Amortization Period, the excess of the applicable Controlled Distribution Amount over the Monthly Total Principal Allocation for such Monthly Period;

          (b) if such Monthly Period falls in the Rapid Amortization Period, the excess of the Investor Amount over the Monthly Total Percentage Allocation for such Monthly Period; and

          (c) if such Monthly Period falls in the Revolving Period, zero.

     "Qualified Institutional Buyer" has the meaning assigned to that term in
      -----------------------------
Rule 144A.

     "Rapid Amortization Period" means an Amortization Period commencing on the
      -------------------------
Pay Out Commencement Date and ending on the earlier to occur of (a) the date of termination of the Trust pursuant to Section 12.1 or (b) the Series 1999-A
                                     ------------
Termination Date.

     "Rating Agencies" means, collectively, Moody's and Standard & Poor's.
      ---------------

     "Rating Agency Condition" means, with respect to any action or series of
      -----------------------
related actions or proposed transactions in the Agreement or this Series Supplement, that each of the Rating Agencies shall have notified the Servicer in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a reduction or withdrawal of such Rating Agency's rating of any Class of Series 1999-A Certificates or, if applicable, the Collateral Interest.

     "Reallocated Principal Collections" is defined in Section 4.5.
      ---------------------------------                -----------

     "Regulation S" means Regulation S under the Securities Act, as amended from
      ------------
time to time.

     "Regulation S Global Certificates" is defined in Section 12(b) of this
      --------------------------------                -------------
Series Supplement.

     "Regulation S Permanent Global Certificates" is defined in Section 12(a) of
      ------------------------------------------                -------------
this Series Supplement.

     "Regulation S Temporary Global Certificates" is defined in Section 12(b) of
      ------------------------------------------                -------------
this Series Supplement.

     "Required Class C Investor Amount" means, for any Transfer Date, the
      --------------------------------
product of (a) the Required Class C Investor Percentage and (b) the sum of (i) the Class A Investor Amount and the Class B Investor Amount on such Transfer Date, in each case after taking into account payments to be made on the related Distribution Date, plus (ii) the Class C Investor Amount at the end of the prior
                   ----
Distribution Date, but the Required Class C Investor Amount shall not be less than $8,287,293; provided that (A) if either (x) there is a reduction in the
                 --------
Class C Investor Amount as the result of a Class C Investor Charge Off or (y) a Rapid Amortization Period commences, the Required Class C Investor Amount for any Transfer Date shall (subject to clause (B)) equal the Required Class C
                                    ----------
Investor Amount for the Transfer Date immediately preceding such reduction or commencement of the Rapid Amortization Period and (B) in no event shall the Required Class C Investor Amount exceed the sum of the outstanding principal amounts of (x) the Class A Certificates and (y) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date.

     "Required Class C Percentage" means, with respect to any date of
      ---------------------------
determination, 9.5%; provided, that the Seller may reduce such percentage from
                     --------
time to time so long as (a) the Rating Agency Condition has been satisfied with respect to such reduction, and (b) the Trustee and the Seller shall have received an opinion of Rooks, Pitts and Poust or other outside tax counsel to the effect that such reduction will not cause outstanding Class A Certificates or Class B Certificates to be characterized as other than indebtedness for federal income tax purposes.

     "Reset Date" means each day that is: (a) the last day prior to the Closing
      ----------
Date; (b) the last day in a Monthly Period; (c) a day on which Receivables in Additional Accounts are added to the Trust pursuant to subsection 2.6(a) or (b);
                                                       -----------------
(d) a day on which Receivables in Removed Accounts are removed the Trust pursuant to Section 2.7; (e) the last day prior to any day on which a Series is
            -----------
issued; and (f) the last day prior to any day on which there is an increase in the invested amount of any outstanding Series of variable funding certificates.

     "Revolving Period" means the period from and including the Closing Date to,
      ----------------
but not including, the earlier of March 1, 2003 or the Pay Out Commencement
Date.

     "Rule 144A" means Rule 144A under the Securities Act, as amended from time
      ---------
to time.

     "Rule 144A Certificates" is defined in Section 12(a) of this Series
      ----------------------                -------------
Supplement.

     "Scheduled Series 1999-A Termination Date" means the December 2005
      ----------------------------------------
Distribution Date.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time.

     "Series Accounts" means the Series Finance Charge Account and the Series
      ---------------
Principal Account.

     "Series Finance Charge Account" means the Series Finance Charge Account
      -----------------------------
established and maintained by the Trustee with respect to the Series 1999-A Certificates pursuant to subsection 4.2(b).
                         -----------------

     "Series 1999-A" means the Series of the Trust represented by the Series
      -------------
1999-A Certificates.

     "Series 1999-A Certificateholder" means the holder of record of any Series
      -------------------------------
1999-A Investor Certificate.

     "Series 1999-A Certificates" is defined in Section 1 of this Series
      --------------------------                ---------
Supplement.

     "Series Pay Out Event" is defined in Section 9 of this Series Supplement.
      --------------------                ---------

     "Series Principal Account" means the Series Principal Account established
      ------------------------
and maintained by the Trustee with respect to the Series 1999-A Certificates pursuant to subsection 4.2(b).
            -----------------

     "Series Servicing Fee Percentage" means two percent (2%).
      -------------------------------

     "Series Termination Date" means the earlier to occur of (a) the day after
      -----------------------
the Distribution Date on which the Series 1999-A Certificates are paid in full, or (b) the Scheduled Series 1999-A Termination Date.

     "Shortfall" is defined in Section 4.5.
      ---------                -----------

     SECTION 3. Interchange. On or prior to each Determination Date, Seller
                -----------
shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables allocable to the Series 1999-A Certificateholders with respect to the preceding Monthly Period, which allocation shall be based upon the Investor Percentage for Finance Charge Receivables for such preceding Monthly Period. On each Transfer Date, Seller shall pay to the Servicer, and the Servicer shall deposit into the Series Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Series 1999-A Certificates with respect to the preceding Monthly Period. Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Series 1999-A Certificateholders in such Interchange and the proceeds of such Interchange, as set forth in this Section 3. To the extent that a Supplement for a related
                  ---------
Series, other than Series 1999-A, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Investor Certificates of any such Series (except as otherwise specified in any such Supplement) and the Series 1999-A Certificates shall rank pari passu and be
                                                          ----------
equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and the other related Supplements.

     SECTION 4. Reassignment and Transfer Terms. The Series 1999-A Certificates
                -------------------------------
shall be subject to repurchase by the Seller at its option, in accordance with the terms specified in subsection 12.2(a), on any Distribution Date on or after
                       ------------------
the Distribution Date on which the sum of the Class A Investor Amount and the Class B Investor Amount is reduced to an amount less than or equal to the Optional Repurchase Percentage of the sum of the Initial Class A Investor Amount and the Initial Class B Investor Amount. The deposit required in connection with any such repurchase shall be equal to the Investor Amount, plus accrued and
                                                           ----
unpaid interest on the Series 1999-A Certificates through the Record Date preceding the Distribution Date on which the repurchase occurs.

     SECTION 5. Delivery and Payment for the Series 1999-A Certificates. The
                -------------------------------------------------------
Trustee shall deliver the Series 1999-A Certificates when authenticated in accordance with Section 6.2.
                -----------

     SECTION 6. Form of Delivery of Series 1999-A Certificates. The Series
                ----------------------------------------------
1999-A Certificates shall be delivered as Book-Entry Certificates.

     SECTION 7. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the
                -----------------------  ------------  ---     ---
Agreement shall read in their entirety as provided in the Agreement. The remainder of Article IV of the
             ----------

Agreement shall read in its entirety as follows and shall be applicable only to the Series 1999-A Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.4. Allocations.
                  -----------

     (a) Daily Allocations During the Revolving Period. During the Revolving
         ---------------------------------------------
Period, Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account pursuant to subsection
                                                                ----------
4.3(a), allocate to the Series 1999-A Certificateholders or the Seller Interest
------
and pay or deposit from the Collection Account the following amounts as set forth below:

          (i) Allocate to Series 1999-A and deposit in the Series Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing; provided,
                                                                      --------
     that with respect to each Monthly Period, such amount so allocated to Series 1999-A shall be deposited in the Collection Account and allocated to the Series Finance Charge Account only until such time as the amount retained in the Collection Account and allocated to the Series Finance Charge Account pursuant to this subsection equals the sum of (1) the aggregate amount of Class A Certificate Interest, Class B Certificate Interest and Class C Certificate Interest with respect to the related Distribution Date, (2) the Default Estimate for that Monthly Period, and
     (3) at any time that neither FCNB nor any of its Affiliates is the Servicer, the Investor Monthly Servicing Fee payable on the immediately succeeding Transfer Date and all accrued and unpaid Investor Monthly Servicing Fees with respect to prior Monthly Periods, and any excess shall be paid to the holder of the Seller Interest; provided further, however,
                                                   -------- -------  -------
     that notwithstanding the foregoing proviso, the Investor Percentage of Finance Charge Collections shall be deposited in the Collection Account and allocated to the Series Finance Charge Account if the excess, if any, of the Portfolio Yield over the Base Rate for the preceding Monthly Period is less than 3%.

          (ii) Allocate to Series 1999-A and treat as Shared Principal Collections an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections, times (B) the aggregate
                                                    ----
     amount of such Principal Collections processed on such Date of Processing; provided however, that if there has been a reduction in the Required Class
     -------- ------
     C Percentage, the Collections allocated pursuant to this subsection
                                                              ----------
     4.4(a)(ii) with respect to any Date of Processing shall be deposited into
     ----------
     the Series Principal Account until the amount on deposit therein equals the Class C Monthly Principal Target for the related Distribution Date.

     (b) Daily Allocations During the Controlled Amortization Period. During the
         -----------------------------------------------------------
Controlled Amortization Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account pursuant to subsection 4.3(a), allocate to the Series 1999-A Certificateholders
            -----------------
or the Seller Interest and pay or deposit from the Collection Account the following amounts as set forth below:

          (i) Allocate to Series 1999-A and deposit in the Series Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections, and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing; provided,
                                                                      --------
     that with respect to each Monthly Period, such amount so allocated to Series 1999-A shall be deposited in the Collection Account and allocated to the Series Finance Charge Account only until such time as the amount retained in the Collection Account and allocated to the Series Finance Charge Account pursuant to this subsection equals the sum of (1) the aggregate amount of Class A Certificate Interest, Class B Certificate Interest and Class C Certificate Interest with respect to the related Distribution Date, (2) the Default Estimate for that Monthly Period, and
     (3) at any time that neither FCNB nor any of its Affiliates is the Servicer, the Investor Monthly Servicing Fee payable on the immediately succeeding Transfer Date and all accrued and unpaid Investor Monthly Servicing Fees with respect to prior Monthly Periods, and any excess shall be paid to the holder of the Seller Interest; provided further, however,
                                                   -------- -------  -------
     that notwithstanding the foregoing proviso, the Investor Percentage of Finance Charge Collections shall be deposited in the Collection Account and allocated to the Series Finance Charge Account if the excess, if any, of the Portfolio Yield over the Base Rate for the preceding Monthly Period is less than 3%.

          (ii) Allocate to Series 1999-A and deposit in the Series Principal Account an amount, if any, equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections, and (B) the aggregate amount of Principal Collections processed on such Date of Processing (for any such Date of Processing, a "Percentage Allocation");
                                                     ---------------------
     provided, however, that such deposit shall be made only to the extent that
     --------  -------
     the sum of such Percentage Allocation (or portion thereof) and all preceding Percentage Allocations, if any, with respect to the same Monthly Period (the "Monthly Total Percentage Allocation") is less than or equal to
                  -----------------------------------
     the Controlled Distribution Amount for such Monthly Period;

          (iii) Deposit in the Series Principal Account an amount equal to the excess, if any, of the Percentage Allocation for such Date of Processing over the amount of the deposit to the Series Principal Account made pursuant to subsection 4.4(b)(ii) on such day; provided, however, that such
                 ---------------------              --------  -------
     deposit shall be made only to the extent that the sum of the amount so deposited and all previous deposits to the Series Principal Account made pursuant to this subsection 4.4(b)(iii) with respect to the same Monthly
                      ----------------------
     Period is less than or equal to the Class C Monthly Principal Target for the related Distribution Date.

          (iv) Treat as Shared Principal Collections any remaining Percentage Allocation not required to be deposited into the Series Principal Account pursuant to subsection 4.4(b)(ii) or 4.4(b)(iii).
                 ---------------------    -----------

     (c) Daily Allocations During the Rapid Amortization Period. During the
         ------------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account, allocate to the Series 1999-A Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

          (i) Allocate to Series 1999-A and deposit in the Series Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections, and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing.

          (ii) Allocate to Series 1999-A and deposit in the Series Principal Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections, and (B) the aggregate amount of Principal Collections processed on such Date of Processing; provided,
                                                                 --------
     however, that after the date on which the balance on deposit in the Series
     -------
     Principal Account equals the Investor Amount, the amount determined in accordance with this subparagraph (ii) shall be treated as Shared Principal
                          -----------------
     Collections.

     (d) Monthly Allocations During the Revolving Period and Controlled
         --------------------------------------------------------------
Amortization Period. On each Determination Date with respect to a Monthly Period
-------------------
falling all or in part in the Revolving Period or Controlled Amortization Period, the Servicer shall deposit in the Collection Account and allocate to the Series Finance Charge Account an amount equal to the sum of (i) the excess, if any, of the aggregate amount of Collections that would have been deposited in the Collection Account and allocated to the Series Finance Charge Account pursuant to subsection 4.4(a)(i) or 4.4(b)(i), as the case may be, but for the
            --------------------    ---------
first proviso thereto, over the aggregate amount of Collections that were actually deposited in the Collection Account and allocated to the Series Finance Charge Account pursuant to subsection 4.4(a)(i) or 4.4(b)(i) during such Monthly
                           --------------------    ---------
Period, (ii) any Shared Finance Charge Collections that are allocated to Series 1999-A pursuant to Section 4.10 for the related Monthly Period and (iii) the
                   ------------
excess, if any, of the aggregate amount of Collections allocated to Series 1999-A pursuant to subsection 4.4(a)(ii) or 4.4(b)(ii), as the case may be, over
                   ---------------------    ----------
the aggregate amount of such Collections that were actually deposited in the Collection Account and allocated to the Series Principal Account pursuant to subsection 4.4(a) or 4.4(b) during such Monthly Period; provided, however, that
-----------------    ------                             --------  -------
so long as FCNB is the Servicer, FCNB, as Servicer, and as agent for the holder of the Seller Interest, may make a net deposit to the Collection Account on each Determination date in an amount equal to the sum specified above, minus all
                                                                  -----
amounts payable or distributable to FCNB, as Servicer, or the holder of the Seller Interest pursuant to Section 4.6 on the related Transfer Date; and
                            -----------
provided further that, if FCNB shall for any reason fail to make any deposit
-------- -------
required to be made pursuant to this Section 4.4(d), then any amounts that would
                                     --------------
have been payable to FCNB from amounts required to be so deposited shall nevertheless be deemed to have been so deposited and then paid to FCNB.

     Section 4.5 Defaulted Accounts; Reallocations. (a) On each Determination
                 ---------------------------------
Date, the Servicer shall calculate the Investor Default Amount for the preceding Monthly Period. If on any Determination Date, the sum of (i) Class A Certificate Interest, (ii) Class B Certificate Interest, (iii) the Investor Monthly Servicing Fee, (iv) the Investor Default Amount, and (v) the Series Share for Series 1999-A of any Deposit Obligation that was not made in respect of the preceding Monthly Period that is allocated to the Series 1999-A Certificates pursuant to subsection 4.3(i), exceeds the amount of Finance Charge Collections
            -----------------
(including Shared Finance Charge Collections) allocated to Series 1999-A pursuant to subsection 4.4(a)(i), 4.4(b)(i) or 4.4(c)(i) with respect to such
            --------------------  ---------    ---------
preceding Monthly Period (whether or not such funds were deposited in the Series Finance Charge Account) (such deficiency, the "Shortfall"), the Class C Investor
                                               ---------
Amount will be reduced by the lesser of (A) the sum of (1) the Investor Default Amount, plus (2) the amount of any unpaid Deposit Obligation allocable to the
        ----
Series 1999-A Certificates in respect of the preceding Monthly Period (such sum, the "Investor Default and Deposit Amount"), and (B) such Shortfall (together
     -----------------------------------
with any reduction to the Class C Investor Amount in accordance with subsection
                                                                     ----------
4.5(b), a "Class C Investor Charge-Off"). If such reduction would cause the
------     ---------------------------
Class C Investor Amount to be a negative number, the Class C Investor Amount will be zero, and the Class B Investor Amount will be reduced by an amount equal to the excess (if any) of such reduction, over the sum of the Class C Investor
                                          ----
Amount prior to the reduction and the Class C Percentage of the Investor Default Amount (together with any reduction to the Class B Investor Amount in accordance with subsection 4.5(b), a "Class B Investor Charge-Off"). If such reduction
     -----------------     ---------------------------
would cause the Class B Investor Amount to be a negative number, the Class B Investor Amount will be zero, and the Class A Investor Amount will be reduced by an amount equal to the excess of such reduction over the sum of the Class B Investor Amount and the Class C Investor Amount prior to the reduction (a "Class
                                                                           -----
A Investor Charge-Off").
---------------------

     (b) On each Transfer Date, an amount of Principal Collections in respect of the preceding Monthly Period allocated to the Series 1999-A Certificates equal to the product of (A) the amount of such collections, times (B) the sum of the
                                                      ------
Class B Principal Percentage and the Class C Principal Percentage for that preceding Monthly Period will be reallocated (the "Reallocated Principal
                                                   ---------------------
Collections") by the Servicer to the extent necessary to cover Class A
-----------
Certificate Interest, Class B Certificate Interest, the Investor Monthly Servicing Fee, the Class A Default Amount and the Class B Default Amount to the extent not covered in full with other amounts available pursuant to Section 4.6.
                                                                    -----------
On each such Transfer Date, the Class C Invested Amount remaining after any Class C Investor Charge Offs pursuant to subsection 4.5(a) shall be reduced (but
                                         -----------------
not below zero) by the amount of any Reallocated Principal Collections. If the amount of Reallocated Principal Collections for any Transfer Date exceeds the Class C Investor Amount remaining after any Class C Investor Charge Off pursuant to subsection 4.5(a), then the Class B Investor Amount remaining after any Class
   -----------------
B Investor Charge Offs pursuant to subsection 4.5(a) shall be reduced (but not
                                   -----------------
below zero) by the amount of any remaining Reallocated Principal Collections.

     Section 4.6 Monthly Payments. On each Determination Date, the Servicer
                 ----------------
shall instruct the Trustee, by delivering the Monthly Payment Instructions and Notification to Trustee, substantially in the form of Exhibit D hereto, to, and
                                                      ---------
on the succeeding Transfer Date the Trustee acting in accordance with such instructions shall (x) transfer any Reallocated Principal Collections and Investor Net Recoveries allocable to Series 1999-A and Shared Finance Charge Collections allocable to Series 1999-A for such succeeding Transfer Date to the Series Finance Charge Account and (y) withdraw the following amounts from the Series Finance Charge Account for deposit or payment as provided below, in the priority specified below and in each case (except as otherwise provided below) to the extent of the Available Funds remaining after all prior applications specified below:

          (a) Class A Certificate Interest. Transfer an amount equal to the
              ----------------------------
     Class A Certificate Interest for the related Distribution Date to the Distribution Account.

          (b) Class B Certificate Interest. Transfer an amount equal to the
              ----------------------------
     Class B Certificate Interest for the related Distribution Date to the Distribution Account.

          (c) Servicing Fee. Transfer the Investor Monthly Servicing Fee accrued
              -------------
     in respect of the preceding Monthly Period, plus all accrued and unpaid Investor Monthly Servicing Fees in respect of previous Monthly Periods to the Servicer.

          (d) Class A Defaults. Withdraw an amount equal to the Class A Floating
              ----------------
     Percentage of the Investor Default Amount for the preceding Monthly Period (the "Class A Default Amount"), and (i) during the Revolving Period, apply
           ----------------------
     such amount in accordance with subsection 4.4(a)(ii) and (ii) during the
                                    ---------------------
     Controlled Amortization Period or the Rapid Amortization Period, deposit such amount in accordance with subsections 4.4(b)(ii) and 4.4(c)(ii),
                                    ----------------------     ----------
     respectively, in each case as if such amounts were Collections of Principal Receivables for the related Monthly Period.

          (e) Reimbursement of Class A Investor Charge Offs. Withdraw an amount
              ---------------------------------------------
     equal to the aggregate amount of Class A Investor Charge Offs, if any, which have not theretofore been reimbursed pursuant to this subsection
                                                                 ----------
     4.6(e), and (i) during the Revolving Period, apply such amount in
     ------
     accordance with subsection 4.4(a)(ii) and (ii) during the Controlled
                     ---------------------
     Amortization Period or the Rapid Amortization Period, deposit such amount in accordance with subsections 4.4(b)(ii) and 4.4(c)(ii), respectively, in
                        ----------------------     ----------
     each case as if such amounts were Collections of Principal Receivables for the related Monthly Period.

          (f) Class B Defaults. Withdraw an amount equal to the Class B Floating
              ----------------
     Percentage of the Investor Default Amount for the preceding Monthly Period (the "Class B Default Amount"), and (i) during the Revolving Period, apply
           ----------------------
     such amount in accordance with subsection 4.4(a)(ii) and (ii) during the
                                    ---------------------
     Controlled Amortization Period or the Rapid Amortization Period, deposit such amount in accordance with subsections 4.4(b)(ii) and 4.4(c)(ii),
                                    ----------------------     ----------
     respectively, in each case as if such amounts were Collections of Principal Receivables for the related Monthly Period.

          (g) Reimbursement of Class B Investor Charge Offs. Withdraw an amount
              ---------------------------------------------
     equal to the aggregate amount of Class B Investor Charge Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(g), and (i) during the
                                      -----------------
     Revolving Period, apply such amount in accordance with subsection
                                                            ----------
     4.4(a)(ii) and (ii) during the Controlled Amortization Period or the Rapid
     ----------
     Amortization Period, deposit such amount in accordance with subsections
                                                                 -----------
     4.4(b)(ii) and 4.4(c)(ii), respectively, in each case as if such amounts
     ----------     ----------
     were Collections of Principal Receivables for the related Monthly Period.

          (h) Class C Interest. Transfer an amount equal to the Class C
              ----------------
     Certificate Interest (if any) for the related Distribution Date to the Distribution Account.

          (i) Class C Defaults. Withdraw an amount equal to the Class C Floating
              ----------------
     Percentage of the Investor Default Amount, if any, for the preceding Monthly Period, and (i) during the Revolving Period, apply such amount in accordance with subsection 4.4(a)(ii) and (B) during the Controlled
                     ---------------------
     Amortization Period or the Rapid Amortization Period, deposit such amount in accordance with subsections 4.4(b)(ii) and 4.4(c)(ii), respectively, in
                        ----------------------     ----------
     each case as if such amounts were Collections of Principal Receivables for the related Monthly Period.

          (j) Reimbursement of Class C Investor Charge Offs. Withdraw an amount
              ---------------------------------------------
     equal to the aggregate amount of Class C Investor Charge Offs, if any, which have not theretofore been reimbursed pursuant to this subsection
                                                                 ----------
     4.6(j), and (i) during the Revolving Period, apply such amount in
     ------
     accordance with subsection 4.4(a)(ii) and (B) during the Controlled
                     ---------------------
     Amortization Period or the Rapid Amortization Period, deposit such amount in accordance with subsections 4.4(b)(ii) and 4.4(c)(ii), respectively, in
                        ----------------------     ----------
     each case as if such amounts were Collections of Principal Receivables for the related Monthly Period.

          (k) Additional Class C Amounts. Withdraw an amount equal to any
              --------------------------
     remaining Available Funds and pay it to the Holder of the Class C Certificates to the extent agreed from time to time between the Seller and any Holders of the Class C Certificates (or any Collateral Interest) other than the Seller or any of its Affiliates.

          (l) Shared Finance Charge Collections. Withdraw an amount equal to any
              ---------------------------------
     remaining Available Funds and treat it as Shared Finance Charge
     Collections.

     Section 4.7 Payment of Certificate Interest. On each Distribution Date, the
                 -------------------------------
Paying Agent shall pay in accordance with Section 5.1 to the Class A Holders,
                                          -----------
the Class B Holders and the Class C Holders, respectively, from the Distribution Account the amount deposited into the Distribution Account pursuant to subsections 4.6(a), 4.6(b) and 4.6(h) on the preceding Transfer Date
------------------  ------     ------

     Section 4.8 Payment of Certificate Principal.
                 --------------------------------

     (a) On each Determination Date with respect to the Revolving Period after there has been any decrease in the Required Class C Percentage, the Servicer shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Trustee shall withdraw, from the Series Principal

Account and deposit in the Distribution Account any Class C Monthly Principal for the related Distribution Date.

     (b) On each Determination Date with respect to the Amortization Period, the Servicer shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Trustee shall withdraw, from the Series Principal Account and deposit in the Distribution Account the following amounts, in the priority specified below and in each case (except as otherwise provided below) to the extent of the funds on deposit in the Series Principal Account with respect to the related Monthly Period (including amounts deposited pursuant to subsections
                                                                    -----------
4.6(d), (e), (f), (g), (i), and (j) and any Shared Principal Collections
------  ---  ---  ---  ---      ---
allocable to Series 1999-A) after all prior applications specified below:

          (i)  Class A Monthly Principal;

          (ii) Class B Monthly Principal; and

          (iii) Class C Monthly Principal.

     Section 4.9 Seller's or Servicer's Failure to Make a Deposit or Payment. If
                 -----------------------------------------------------------
the Servicer or Seller fails to make, or give instructions to make, any payment or deposit (other than as required by subsection 2.4(d), 2.4(e), 3.3, 8.4 or
                                      -----------------  ------  ---  ---
12.2 of the Agreement) required to be made or given by the Servicer or Seller,
----
respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Series Account without instruction from the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed
                --------  -------
to have sufficient information to determine the amount of interest payable to the Series 1999-A Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

     Section 4.10 Sharing of Finance Charge Collections. Amounts constituting
                  -------------------------------------
Shared Finance Charge Collections on any Determination Date with respect to all Series shall be shared among each outstanding Series (including Series 1999-A) which provides for such sharing in the related Supplement (each, a "Finance
                                                                    -------
Charge Sharing Series"), and the amount of such Shared Finance Charge
---------------------
Collections available to Series 1999-A shall be determined on the following basis. The portion of such Shared Finance Charge Collections to be allocated to Series 1999-A on each Determination Date shall equal the Finance Charge Shortfall on that Determination Date, except that if the aggregate amount of Shared Finance Charge Collections for such Determination Date is less than the sum of Finance Charge Shortfalls (as defined in the related Supplements) for all Finance Charge Sharing Series on such Determination Date, then the portion of Shared Finance Charge Collections allocable to Series 1999-A on such Determination Date shall equal the product of (i) the aggregate Shared Finance Charge Collections for that Determination Date and (ii) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1999-A for such Determination Date and the denominator of which is the sum of the Finance Charge Shortfalls for all Finance Charge Sharing Series for such Determination Date. Any Shared Finance Charge Collections in excess of the aggregate Finance Charge Shortfalls for all Finance Charge Sharing Series on any Determination Date shall be paid to the holder of the Seller Interest.

     SECTION 8 Article V of the Agreement. Article V of the Agreement shall read
               --------------------------  ---------
in its entirety as follows and shall be applicable only to the Series 1999-A
Certificates:

                                    ARTICLE V
                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

     Section 5.1 Distributions. On each Distribution Date, the Paying Agent
                 -------------
shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Series 1999-A
                           -----------------
Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final
               -----------------    ------------
distribution) by check mailed to such Series 1999-A Certificateholder such Certificateholder's pro rata share (based on the aggregate Undivided Interests
                    --- ----
represented by Series 1999-A Certificates held by such Certificateholder) of the following amounts:

          (a) to Class A Holders, the amounts deposited into the Distribution Account pursuant to subsections 4.6(a) and 4.8(b)(i);
                         ------------------     ---------

          (b) to Class B Holders, the amounts deposited into the Distribution Account pursuant to subsections 4.6(b) and 4.8(b)(ii); and
                         ------------------     ----------

          (c) to Class C Holders, the amounts deposited into the Distribution Account pursuant to subsections 4.6(h), 4.6(k), 4.8(a) and 4.8(b)(iii).
                         ------------------  ------  ------      ----------

     Section 5.2 Monthly Certificateholders' Statement.
                 -------------------------------------

     (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1999-A Certificateholder and each Rating Agency a statement substantially in the form of Exhibit E to this Series Supplement prepared by the
                             ---------
Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis
            --------------  ----     -----
of an original principal amount of $1,000 per Series 1999-A Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and
            -----------------     ----
on the basis of an original principal amount of $1,000 per Series 1999-A Certificate):

          (i) the total amount distributed with respect to the Class A Certificates, the Class B Certificates and the Class C Certificates;

          (ii) the amount of each such distribution allocable to principal;

          (iii) the amount of each such distribution allocable to interest;

          (iv) the amount of Principal Collections processed during the preceding Monthly Period and allocated in respect of the Series 1999-A Certificates;

          (v) the aggregate amount of Principal Receivables, the Investor Amount and the Investor Amount as a percentage of the aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the preceding Monthly Period;

          (vi) the aggregate outstanding balance of Accounts which were one, two, three, four, five and six or more months delinquent as of the most recent Aging Date occurring on or before the last day of the preceding Monthly Period;

          (vii) the Investor Default Amount for the preceding Monthly Period;

          (viii) the aggregate amount of Investor Charge Offs for the preceding Monthly Period, allocated among Class A Investor Charge Offs, Class B Investor Charge Offs and Class C Investor Charge Offs;

          (ix) the aggregate amount of Investor Charge Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

          (x) the amount of the Investor Monthly Servicing Fee for the preceding Monthly Period;

          (xi) the Class C Investor Amount and the Required Class C Investor Amount as of the close of business on the Transfer Date immediately preceding such Distribution Date;

          (xii) the Deficit Controlled Amortization Amount; and

          (xiii) the Pool Factor for the Class A Certificates, Class B Certificates and Class C Certificates as of the preceding Record Date.

     (b) Annual Certificateholders' Tax Statement. On or before January 31 of
         ----------------------------------------
each calendar year, beginning with calendar year 2000, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1999-A Certificateholder, a statement prepared by the Servicer and delivered to the Trustee on or before January 31 of each calendar year containing the information required to be contained in the regular monthly report to Series 1999-A Certificateholders, as set forth in subclauses (i), (ii)
                                                            --------------  ----
and (iii) above, aggregated for such calendar year or the applicable portion
    -----
thereof during which such Person was a Series 1999-A Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1999-A Certificateholders to prepare their tax returns consistent with the treatment of the Certificates as debt instruments. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

     SECTION 9. Series 1999-A Pay Out Events. If any one of the following events
                ----------------------------
shall occur with respect to the Series 1999-A Certificates:

     (a) failure on the part of Seller (i) to make any payment or deposit required by the terms of (A) the Agreement, or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any covenants or agreements of Seller set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1999-A Certificateholders (determined without reference to the availability of the Class C Investor Amount) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Series 1999-A Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of this Series 1999-A, and continues to affect materially and adversely the interests of the Series 1999-A Certificateholders for such period; or

     (b) any representation or warranty made by Seller in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.1 or 2.6 of
                                                        -----------    ---
the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of the Series 1999-A Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Amount of this Series 1999-A, and (ii) as a result of which the interests of the Series 1999-A Certificateholders are materially and adversely affected (determined without reference to the availability of the Class C Investor Amount) and continue to be materially and adversely affected for such period; provided, however, that a Series 1999-A Pay Out Event pursuant to this
        --------  -------
subsection 9(b) shall not be deemed to have occurred hereunder if Seller has
---------------
accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement; or

     (c) the Portfolio Yield averaged for any three consecutive Monthly Periods is less than the Base Rate averaged for such three consecutive Monthly Periods; or

     (d) the Seller shall fail to designate Additional Accounts the Receivables of which will be Eligible Receivables, as required by subsection 2.6(a), and
                                                      -----------------
such failure shall continue for a period of five (5) days; or

     (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1999-A Certificates; or

     (f) the Class A Investor Amount is not reduced to zero on the March 2004 Distribution Date;

then, in the case of any event described in subparagraph (a), (b) or (e), after
                                            ----------------  ---    ---
the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1999-A Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Amount of this Series 1999-A by notice then given in writing to Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1999-A Pay
                                                             -----------------
Out Event") has occurred as of the date of such notice, and in the case of any
---------
event described in subparagraphs (c), (d) or (f), a Series 1999-A Pay Out Event
                   -----------------  ---    ---
shall occur without any notice or other action on the part of the Trustee or the Series 1999-A Certificateholders immediately upon the occurrence of such event.

     SECTION 10. Provision of Information to Certificateholders. For so long as
                 ----------------------------------------------
the Series 1999-A Certificates are outstanding, the Servicer will provide or cause to be provided to any Holder of the Series 1999-A Certificates and any prospective purchaser of Series 1999-A Certificates designated by such a Holder, upon the request of such Holder or prospective purchaser, the information required to be provided to such Holder or prospective purchaser pursuant to Rule 144A(d)(4) promulgated under the Securities Act of 1933, as amended.

     SECTION 11. Modifications to Class C Certificates. In connection with any
                 -------------------------------------
transfer of all or a portion of the Class C Certificates (or the interest in the Trust evidenced thereby) to any Person other than any of its Affiliates, the Seller shall provide notice to the Rating Agencies and may, at its option take any or all of the following actions:

          (a) designate a Class C Certificate Rate, which may be a fixed rate not in excess of 8.25% per annum or a floating rate which shall not at any time exceed one-month London interbank offered rate as determined for interest periods corresponding to each Accrual Period, plus 3.00% per annum; provided that the Seller may designate a higher fixed or floating
            --------
     rate upon satisfaction of the Rating Agency Condition;

          (b) return the Class C Certificates to the Trustee for cancellation, after which cancellation the interest in the Trust initially evidenced by the Class C Certificates shall constitute the Collateral Interest but shall continue to enjoy the same rights and benefits as did the Class C Certificates immediately prior to their cancellation, together with such additional rights and benefits not inconsistent with the Agreement and this Series Supplement as shall be set forth in a Loan Agreement; or

          (c) cause this Series Supplement to be amended so that all references herein to the Class C Certificates shall instead refer to the Collateral Interest.

     SECTION 12. Registration and Transfer of Certificates. (a) Certificates
                 -----------------------------------------
sold to Qualified Institutional Buyers in reliance on Rule 144A shall be represented by one or more Book-Entry Certificates (the "Rule 144A
                                                         ---------
Certificates"), in registered form, without interest coupons, which will be
------------
deposited upon the order of Seller on the Closing Date with Trustee as custodian for and registered in the name of Cede & Co., as nominee of the Clearing Agency. Certificates sold in offshore transactions in reliance on Regulation S shall be represented initially by temporary Book-Entry Certificates (the "Regulation S
                                                                 ------------
Temporary Global Certificates"), in registered form, without interest coupons.
-----------------------------

     (b) The Regulation S Temporary Global Certificates shall be exchanged at the later of (i) the end of a 40-day distribution compliance period (within the meaning of Regulation S) and (ii) the date on which the requisite certifications of non-U.S. ownership are provided to Trustee (the later of clauses (i) and (ii)
                                                            -----------     ----
is referred to as the "Exchange Date") for permanent Book-Entry Certificates
                       -------------
(the "Regulation S Permanent Global Certificates," and together with the
      ------------------------------------------
Regulation S Temporary Global Certificates, the "Regulation S Global
                                                 -------------------
Certificates"). The Regulation S Global Certificates shall be issued in
------------
registered form, without interest coupons, and deposited upon the order of Seller with Trustee as custodian for and registered in the name of a nominee of the Clearing Agency for credit to the account of the depositaries for Euroclear and Cedel, which depositaries shall, on behalf of Euroclear and Cedel, hold the interests on behalf of account holders (each a "Member Organization"), which
                                                -------------------
have rights in respect of the Certificates credited to their securities accounts with Euroclear or Cedel from time to time.

     (c) A Certificate Owner holding an interest in a Regulation S Temporary Global Certificate may receive payments in respect of the Certificates on the Regulation S Temporary Global Certificate only after delivery to Euroclear or Cedel, as the case may be, of a written certification substantially in the form of a certification in the form set forth in Exhibit F, and upon delivery by
                                            ---------
Euroclear or Cedel, as the case may be, to the Transfer Agent and Registrar of a certification or certifications substantially in the form set forth in Exhibit
                                                                       -------
G. The delivery by a Certificate Owner of the certification referred to above
-
shall constitute its irrevocable instruction to Euroclear or Cedel, as the case may be, to arrange for the exchange of the Certificate Owner's interest in the Regulation S Temporary Global Certificate for a beneficial interest in the Regulation S Permanent Global Certificate after the Exchange Date in accordance with the paragraph below.

     (d) After (i) the Exchange Date and (ii) receipt by the Transfer Agent and Registrar of written instructions from Euroclear or Cedel, as the case may be, directing the Transfer Agent and Registrar to credit or cause to be credited to either Euroclear's or Cedel's, as the case may be, depositary account a beneficial interest in the Regulation S Permanent Global Certificate in a principal amount not greater than that of the beneficial interest in the Regulation S Temporary Global Certificate, the Transfer Agent and Registrar shall instruct the Clearing Agency to reduce the principal amount of the Regulation S Temporary Global Certificate and increase the principal amount of the Regulation S Permanent Global Certificate, by the principal amount of the beneficial interest in the Regulation S Temporary Global Certificate to be so transferred, and to credit or cause to be credited to the account of Euroclear, Cedel or any Clearing Agency Participant, as the case may be, a beneficial interest in the Regulation S Permanent Global Certificate having a principal amount of the Regulation S Temporary Global Certificate that was reduced upon the transfer.

     Upon return of the entire principal amount of the Regulation S Temporary Global Certificate to Trustee in exchange for beneficial interests in the Regulation S Permanent Global Certificate, Trustee shall cancel the Regulation S Temporary Global Certificate by perforation and shall forthwith destroy it.

     (e) Transfers between different Book-Entry Certificates shall be made in accordance with this subsection 12(e):
                     ----------------

          (i) If the Certificate Owner of a beneficial interest in a Regulation S Permanent Global Certificate deposited with the Clearing Agency wishes at any time to exchange its interest in the Regulation S Permanent Global Certificate for an interest in the Rule 144A Certificate, or to transfer its interest in the Regulation S Permanent Global Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Certificate, the Holder may, subject to the rules and procedures of Euroclear or Cedel and the Clearing Agency, as the case may be, give directions for the Transfer Agent and Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Rule 144A Certificate. Upon receipt by the Transfer Agent and Registrar of instructions from Euroclear or Cedel (based on instructions from a Member Organization) or from a Clearing Agency Participant, as applicable, or the Clearing Agency, as the case may be, directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Certificate equal to the beneficial interest in the Regulation S Permanent Global Certificate to be exchanged or transferred (such instructions to contain information regarding the Clearing Agency Participant account to be credited with the increase, and, with respect to an exchange or transfer of an interest in the Regulation S Permanent Global Certificate, information regarding the Clearing Agency Participant account to be debited with the decrease), the Transfer Agent and Registrar shall instruct the Clearing Agency to reduce the Regulation S Permanent Global Certificate by the aggregate principal amount of the beneficial interest in the Regulation S Permanent Global Certificate to be exchanged or transferred, and the Transfer Agent shall instruct the Clearing Agency, concurrently with the reduction, to increase the principal amount of the Rule 144A Certificate by the aggregate principal amount of the beneficial interest in the Regulation S Permanent Global Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Rule 144A Certificate equal to the reduction in the principal amount of the Regulation S Permanent Global Certificate.

          (ii) If a Certificate Owner holding a beneficial interest in the Rule 144A Certificate wishes at any time to exchange its interest in the Rule 144A Certificate for an interest in a Regulation S Global Certificate, or to transfer its interest in the Rule 144A Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Regulation S

     Global Certificate, the Holder may, subject to the rules and procedures of the Clearing Agency, give directions for the Transfer Agent and Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Regulation S Global Certificate. Upon receipt by the Transfer Agent and Registrar of (A) instructions given in accordance with the Clearing Agency's procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Regulation S Global Certificate in an amount equal to the beneficial interest in the Rule 144A Certificate to be exchanged or transferred, (B) a written order given in accordance with the Clearing Agency's procedures containing information regarding the account of the depositaries for Euroclear or Cedel or another Clearing Agency Participant, as the case may be, to be credited with the increase and the name of the account and (C) certificates in the forms of Exhibits H and I, respectively, given by the Certificate
                     ----------     -
     Owner and the proposed transferee of the interest, the Transfer Agent and Registrar shall instruct the Clearing Agency to reduce the Rule 144A Certificate by the aggregate principal amount of the beneficial interest in the Rule 144A Certificate to be so exchanged or transferred and the Transfer Agent and Registrar shall instruct the Clearing Agency, concurrently with the reduction, to increase the principal amount of the Regulation S Global Certificate by the aggregate principal amount of the beneficial interest in the Rule 144A Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Regulation S Global Certificate equal to the reduction in the principal amount of the Rule 144A Certificate.

          (iii) Notwithstanding any other provisions of this Section 12, a
                                                             ----------
     placement agent for the Certificates may exchange beneficial interests in the Regulation S Temporary Global Certificate held by it for interests in the Rule 144A Certificate only after delivery by the placement agent of instructions for the exchange substantially in the form of Exhibit J. Upon
                                                                ---------
     receipt of the instructions described in the preceding sentence, the Transfer Agent and Registrar shall instruct the Clearing Agency to reduce the principal amount of the Regulation S Temporary Global Certificate to be so transferred and shall instruct the Clearing Agency to increase the principal amount of the Rule 144A Certificate and credit or cause to be credited to the account of the placement agent a beneficial interest in the Rule 144A Certificate having a principal amount equal to the amount by which the principal amount of the Regulation S Temporary Global Certificate was reduced upon the transfer pursuant to the instructions provided in the first sentence of this subclause.

          (iv) If a Book-Entry Certificate is exchanged for a Definitive Certificate, the Certificates may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of clauses (i) through (iii) above
                                       -----------         -----
     (including the certification requirements intended to ensure that the exchanges or transfers comply with Rule 144 or Regulation S under the Securities Act, as the case may be) and as may be from time to time adopted by the Trustee upon written instruction from the Seller.

     SECTION 13. Final Distribution. Written notice of any termination,
                 ------------------
specifying the Distribution Date upon which the Series 1999-A Certificateholders may surrender their Certificates for payment of the final distribution and cancellation shall be given by the Trustee not later than the 30th day immediately preceding the Distribution Date on which final payment of the Certificates shall be made.

     SECTION 14. Ratification of Agreement. As supplemented by this Series
                 -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

     SECTION 15. Counterparts. This Series Supplement may be executed in any
                 ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 16. Additional Representations and Warranties of the Servicer.
                 ---------------------------------------------------------
FCNB, as initial Servicer, hereby represents and warrants, and any successor Servicer by its appointment under the Agreement shall be deemed to represent and warrant, that each of the representations and warranties set out in subsections
                                                                    -----------
3.3(a) through (f) of the Agreement is true and correct as of the Closing Date
------         ---
as if made on the Closing Date (and for this purpose each reference to the "Agreement" in such subsections shall be deemed to refer collectively to the Agreement and this Supplement).

     SECTION 17. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN
                 -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Series 1999-A Supplement to be duly executed by the respective officers as of the day and year first above written.

                                           FIRST CONSUMERS NATIONAL BANK


                                           By:
                                              ----------------------------------
                                              Title:
                                                    ----------------------------


                                           HARRIS TRUST AND SAVINGS BANK


                                           By:
                                              ----------------------------------
                                              Title:
                                                    ----------------------------

                                                                       EXHIBIT A
                                                 to the Series 1999-A Supplement

           FORM OF SERIES 1999-A CLASS A    % ASSET BACKED CERTIFICATE
                                         ---

     [include if certificate is a book-entry certificate deposited with DTC or a custodian on behalf of DTC -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [include if certificate is a 144A book-entry certificate or certificate issued in exchange therefor -- THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE CERTIFICATEHOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND WHOM THE CERTIFICATEHOLDER HAS INFORMED, IN EACH CASE, THAT THE OFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
(2) IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR [(3) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT PROVIDES CERTAIN REPRESENTATIONS AND AGREEMENTS TO THE TRUSTEE, AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE WITH RESPECT TO THE AVAILABILITY OF SUCH EXEMPTION PRIOR TO THE RESALE

OR TRANSFER.] WITH RESPECT TO CLAUSES (1), (2) AND (3), SUBJECT TO THE RECEIPT
                              -----------  ---     ---
BY THE TRUSTEE OF OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT THE OFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OF AMERICA OR OTHER APPLICABLE JURISDICTION AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER OF THIS CERTIFICATE AGREES THAT IT WILL, AND EACH SUBSEQUENT CERTIFICATEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

     [include if certificate is a Regulation S temporary global certificate or certificate issued in exchange therefor -- THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THIS CERTIFICATE IS A REGULATION S TEMPORARY GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AGREEMENT. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXCHANGE DATE (AS DEFINED IN THE POOLING AGREEMENT), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE MAY BE MADE FOR AN INTEREST IN THE RULE 144A CERTIFICATE OR IN THE REGULATION S PERMANENT GLOBAL CERTIFICATE UNTIL AFTER THE LATER OF THE EXCHANGE DATE AND THE DATE ON WHICH CERTAIN CERTIFICATIONS RELATING TO THE INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE POOLING AGREEMENT, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS. THE CERTIFICATEHOLDER OF THIS CERTIFICATE AGREES THAT IT WILL, AND EACH SUBSEQUENT CERTIFICATEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

     [include if the certificate is a restricted certificate in definitive form -- THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT. THIS CERTIFICATE WILL BE NOT ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AGREEMENT HAVE BEEN COMPLIED WITH.]

No.                                                                 $
   ----------                                                        -----------

                          FIRST CONSUMERS MASTER TRUST
                              SERIES 1999-A CLASS A
                               % ASSET BACKED CERTIFICATE
                        -------

Evidencing an undivided interest in a trust, the corpus of which consists of a portfolio of receivables created under charge accounts generated by First Consumers National Bank ("FCNB") and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                   (Not an interest in or obligation of FCNB)

     This certifies that                      (the "Class A Certificateholder")
                         ---------------------
is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected charge accounts generated by FCNB and transferred to the Trust, all monies due or to become due with respect thereto and the other assets and interests constituting the Trust pursuant to an Pooling and Servicing Agreement, dated as of September 30, 1992, as amended and
restated as of January,   , 1999 and as otherwise amended and supplemented,
                        --
including by the Series 1999-A Supplement thereto (collectively, the "Pooling and Servicing Agreement"), between FCNB and Harris Trust and Savings Bank, as trustee.

     THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCNB, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES AND THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

     FCNB has structured the Pooling and Servicing Agreement and the Series
1999-A Certificates with the intention that the Series 1999-A Class A       %
                                                                      ------
Asset Backed Certificates (the "Class A Certificates") will qualify under applicable tax law as indebtedness, and each Class A Certificateholder by acceptance of its Class A Certificate agrees to treat, and to take no action inconsistent with the treatment of, the Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of its acceptance hereof assents and by which the Class A Certificateholder is bound.

     This Class A Certificate is one of a series of Investor Certificates entitled "First Consumers Master Trust Series 1999-A Certificates" (the "Series 1999-A Certificates"), consisting of the Series 1999-A Class A Certificates (the "Class A Certificates"), the Series 1999-A Class B Asset Backed Certificates (the "Class B Certificates"), and the Series 1999-C Certificate (the "Class C Certificate") each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1999-A Certificateholders. This Certificate is one of the Class A Certificates. The Class B Certificates and the Class C Certificate are subordinated in right of payment to the Class A Certificates.

     Class A Certificate Interest will be distributed monthly on the
                                                                     -----
Business Day of each calendar month (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date, in each case to but excluding the date payment thereof (an "Accrual Period"). Class A Certificate Interest accrued during the Accrual Period will be distributed to the Class A Certificateholder of record as of the close of business on the last Business Day of the month preceding the related Distribution Date. During the Amortization Period, Certificate Principal will be distributed to the Class A Certificateholder on the Distribution Date or
each calendar month commencing on the            ,       Distribution Date or
                                      -----------  ------
earlier in the event of the occurrence of a Pay Out Commencement Date.

     By accepting this Certificate, or any beneficial interest therein, each Certificateholder and Certificate Owner agrees not to file a petition or otherwise institute against, or join any other person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the final payment is made on the last rated Series of Certificates issued by the Trust.

     The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

     The obligation in favor of this Class A Certificate created by the Pooling and Servicing Agreement shall terminate on the earlier of (i) the date after which funds shall have been deposited in the Distribution Account sufficient to pay the Class A Investor Amount plus Class A Certificate

Interest accrued through the date of distribution thereof and (ii) the day on which final payment is made on the Class A Certificates, but in no event later
than            ,       Distribution Date.
     -----------  -----

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class A Certificate to be duly executed under its official seal.

                         HARRIS TRUST AND SAVINGS BANK,
                         as Trustee


                         By:
                            ---------------------------
                                Title:

[Seal]

Attested to:


By:
   ------------------------
       Title:

Date:

                     Trustee's Certificate of Authentication

     This is one of the Series 1999-A      % Class A Certificates referred to in
                                      -----
the within-mentioned Pooling and Servicing Agreement.

                         HARRIS TRUST AND SAVINGS BANK,
                         as Trustee


                         By:
                            ---------------------------
                                Authorized Officer

                                                                       EXHIBIT B
                                                 to the Series 1999-A Supplement

           FORM OF SERIES 1999-A CLASS B    % ASSET BACKED CERTIFICATE
                                         ---

     [include if certificate is a book-entry certificate deposited with DTC or a custodian on behalf of DTC -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [include if certificate is a 144A book-entry certificate or certificate issued in exchange therefor -- THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE CERTIFICATEHOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND WHOM THE CERTIFICATEHOLDER HAS INFORMED, IN EACH CASE, THAT THE OFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
(2) IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR [(3) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT PROVIDES CERTAIN REPRESENTATIONS AND AGREEMENTS TO THE TRUSTEE, AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE WITH RESPECT TO THE AVAILABILITY OF SUCH EXEMPTION PRIOR TO THE RESALE

OR TRANSFER.] WITH RESPECT TO CLAUSES (1), (2) AND (3), SUBJECT TO THE RECEIPT
                              -----------  ---     ---
BY THE TRUSTEE OF OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT THE OFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OF AMERICA OR OTHER APPLICABLE JURISDICTION AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER OF THIS CERTIFICATE AGREES THAT IT WILL, AND EACH SUBSEQUENT CERTIFICATEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

     [include if certificate is a Regulation S temporary global certificate or certificate issued in exchange therefor -- THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THIS CERTIFICATE IS A REGULATION S TEMPORARY GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AGREEMENT. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXCHANGE DATE (AS DEFINED IN THE POOLING AGREEMENT), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE MAY BE MADE FOR AN INTEREST IN THE RULE 144A CERTIFICATE OR IN THE REGULATION S PERMANENT GLOBAL CERTIFICATE UNTIL AFTER THE LATER OF THE EXCHANGE DATE AND THE DATE ON WHICH CERTAIN CERTIFICATIONS RELATING TO THE INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE POOLING AGREEMENT, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS. THE CERTIFICATEHOLDER OF THIS CERTIFICATE AGREES THAT IT WILL, AND EACH SUBSEQUENT CERTIFICATEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

     [include if the certificate is a restricted certificate in definitive form -- THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT. THIS CERTIFICATE WILL BE NOT ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AGREEMENT HAVE BEEN COMPLIED WITH.]

                                                         CLASS B INVESTOR AMOUNT

No.                                                          $
   -----------                                                ------------------

                          FIRST CONSUMERS MASTER TRUST
                              SERIES 1999-A CLASS B
                               % ASSET BACKED CERTIFICATE
                        -------

Evidencing an undivided interest in a trust, the corpus of which consists of a portfolio of receivables created under charge accounts generated by First Consumers National Bank ("FCNB") and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                   (Not an interest in or obligation of FCNB)

     This certifies that                      (the "Class B Certificateholder")
                         ---------------------
is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected charge accounts generated by FCNB and transferred to the Trust, all monies due or to become due with respect thereto and the other assets and interests constituting the Trust pursuant to an Pooling and Servicing Agreement, dated as of September 30, 1992, as amended and
restated as of January,   , 1999 and as otherwise amended and supplemented,
                        --
including by the Series 1999-A Supplement thereto (collectively, the "Pooling and Servicing Agreement"), between FCNB and Harris Trust and Savings Bank, as trustee.

     THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCNB, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES AND THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

     FCNB has structured the Pooling and Servicing Agreement and the Series
1999-A Certificates with the intention that the Series 1999-A Class B       %
                                                                      ------
Asset Backed Certificates (the "Class B Certificates") will qualify under applicable tax law as indebtedness, and each Class B Certificateholder by acceptance of its Class B Certificate agrees to treat, and to take no action inconsistent with the treatment of, the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of its acceptance hereof assents and by which the Class B Certificateholder is bound.

     This Class B Certificate is one of a series of Investor Certificates entitled "First Consumers Master Trust Series 1999-A Certificates" (the "Series 1999-A Certificates"), consisting of the Series 1999-A Class A Certificates (the "Class A Certificates"), the Series 1999-A Class B Asset Backed Certificates (the "Class B Certificates"), and the Series 1999-C Certificate (the "Class C Certificate") each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1999-A Certificateholders. This Certificate is one of the Class B Certificates. The Class B Certificates are subordinated in right of payment to the Class A Certificates and the Class C Certificates are subordinated in right of payment to the Class B Certificates.

     Class B Certificate Interest will be distributed monthly on the
                                                                     -------
Business Day of each calendar month (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date, in each case to but excluding the date of payment thereof (an "Accrual Period"). Class B Certificate Interest accrued during the Accrual Period will be distributed to the Class B Certificateholder of record as of the close of business on the last Business Day of the month preceding the related Distribution Date. Certificate Principal will be distributed to the Class B Certificateholder on the Distribution Date of each calendar month commencing with the first Distribution Date occurring on or after the Class B Principal Payment Commencement Date.

     By accepting this Certificate, or any beneficial interest therein, each Certificateholder and Certificate Owner agrees not to file a petition or otherwise institute against, or join any other person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the final payment is made on the last rated Series of Certificates issued by the Trust.

     The Trustee, the Paying Agent and the Transfer Agency and Registrar, and any agent of any of them, may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

     The obligations in favor of this Class B Certificate created by the Pooling and Servicing Agreement shall terminate on the earlier of (i) the date after which funds shall have been deposited in the Distribution Account sufficient to pay the Class B Investor Amount plus Class B Certificate Interest accrued through the date of distribution thereof and (ii) the day on which final payment is
made on the Class B Certificates, but in no event later than the              ,
                                                                 -------------
      Distribution Date.
-----

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class B Certificate to be duly executed under its official seal.

                         HARRIS TRUST AND SAVINGS BANK,
                         as Trustee


                         By:
                            -------------------------
                                Title:

[Seal]

Attested to:


By:
   ------------------------
       Title:

Date:

                     Trustee's Certificate of Authentication

     This is one of the Series 1999-A      % Class B Certificates referred to in
                                      -----
the within-mentioned Pooling and Servicing Agreement.

                         HARRIS TRUST AND SAVINGS BANK,
                          as Trustee


                         By:
                            ---------------------------
                               Authorized Officer

                                                                       EXHIBIT C
                                                 to the Series 1999-A Supplement

            FORM OF SERIES 1999-A CLASS C    % ASSET BACKED CERTIFICATE
                                         ---

     [include if certificate is a book-entry certificate deposited with DTC or a custodian on behalf of DTC -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [include if certificate is a 144A book-entry certificate or certificate issued in exchange therefor -- THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE CERTIFICATEHOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND WHOM THE CERTIFICATEHOLDER HAS INFORMED, IN EACH CASE, THAT THE OFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
(2) IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR [(3) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT PROVIDES CERTAIN REPRESENTATIONS AND AGREEMENTS TO THE TRUSTEE, AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE WITH RESPECT TO THE AVAILABILITY OF SUCH EXEMPTION PRIOR TO THE RESALE

OR TRANSFER.] WITH RESPECT TO CLAUSES (1), (2) AND (3), SUBJECT TO THE RECEIPT
                              -----------  ---     ---
BY THE TRUSTEE OF OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT THE OFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OF AMERICA OR OTHER APPLICABLE JURISDICTION AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER OF THIS CERTIFICATE AGREES THAT IT WILL, AND EACH SUBSEQUENT CERTIFICATEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

     [include if certificate is a Regulation S temporary book-entry certificate or certificate issued in exchange therefor -- THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THIS CERTIFICATE IS A REGULATION S TEMPORARY GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AGREEMENT. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXCHANGE DATE (AS DEFINED IN THE POOLING AGREEMENT), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE MAY BE MADE FOR AN INTEREST IN THE RULE 144A CERTIFICATE OR IN THE REGULATION S PERMANENT GLOBAL CERTIFICATE UNTIL AFTER THE LATER OF THE EXCHANGE DATE AND THE DATE ON WHICH CERTAIN CERTIFICATIONS RELATING TO THE INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE POOLING AGREEMENT, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS. THE CERTIFICATEHOLDER OF THIS CERTIFICATE AGREES THAT IT WILL, AND EACH SUBSEQUENT CERTIFICATEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

     [include if the certificate is a restricted certificate in definitive form -- THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT. THIS CERTIFICATE WILL BE NOT ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AGREEMENT HAVE BEEN COMPLIED WITH.]

No.                                                            $
   -----------                                                  ----------------

                          FIRST CONSUMERS MASTER TRUST
                              SERIES 1999-A CLASS C
                              % ASSET BACKED CERTIFICATE
                         -----

Evidencing an undivided interest in a trust, the corpus of which consists of a portfolio of receivables created under charge accounts generated by First Consumers National Bank ("FCNB") and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                   (Not an interest in or obligation of FCNB)

     This certifies that                      (the "Class C Certificateholder")
                        ----------------------
is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected charge accounts generated by FCNB and transferred to the Trust, all monies due or to become due with respect thereto and the other assets and interests constituting the Trust pursuant to an Pooling and Servicing Agreement, dated as of September 30, 1992, as amended and
restated as of January,   , 1999 and as otherwise amended and supplemented,
                        --
including by the Series 1999-A Supplement thereto (collectively, the "Pooling and Servicing Agreement"), between FCNB and Harris Trust and Savings Bank, as trustee.

     THIS CLASS C CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCNB, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES AND THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS C CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

     FCNB has structured the Pooling and Servicing Agreement and the Series
1999-A Certificates with the intention that the Series 1999-A Class C       %
                                                                      ------
Asset Backed Certificates (the "Class C Certificates") will qualify under applicable tax law as indebtedness, and each Class C Certificateholder by acceptance of its Class C Certificate agrees to treat, and to take no action inconsistent with the treatment of, the Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class C Certificateholder by virtue of its acceptance hereof assents and by which the Class C Certificateholder is bound.

     This Class C Certificate is one of a series of Investor Certificates entitled "First Consumers Master Trust Series 1999-A Certificates" (the "Series 1999-A Certificates"), consisting of the Series 1999-A Class A Certificates (the "Class A Certificates"), the Series 1999-A Class B Asset Backed Certificates (the "Class B Certificates"), and the Series 1999-C Certificate (the "Class C Certificate") each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1999-A Certificateholders. This Certificate is one of the Class C Certificates. The Class C Certificate is subordinated in right of payment to the Class A Certificates and the Class B Certificates.

     FCNB from time to time may subdivide the Class C Certificates and may sell or otherwise transfer all or a portion thereof to other investors. The aggregate principal amount of the Class C Certificates may increase and decrease upon the occurrence of certain events defined in the Pooling and Servicing Agreement.

     By accepting this Certificate, or any beneficial interest therein, each Certificateholder and Certificate Owner agrees not to file a petition or otherwise institute against, or join any other person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the final payment is made on the last rated Series of Certificates issued by the Trust.

     The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

     The obligations in favor of this Class C Certificate created by the Pooling and Servicing Agreement shall terminate on the day on which final payment is made on the Series 1999-A Certificates, but in no event later than the
            ,      Distribution Date.
------------  ----

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class C Certificate to be duly executed under its official seal.

                         HARRIS TRUST AND SAVINGS BANK,
                          as Trustee


                         By:
                            ---------------------------
                                Title:

[Seal]

Attested to:


By:
   ------------------------
       Title:

Date:

                           Trustee's Certificate of Authentication

     This is one of the Series 1999-A      % Class C Certificates referred to in
                                      -----
the within-mentioned Pooling and Servicing Agreement.

                         HARRIS TRUST AND SAVINGS BANK,
                          as Trustee


                         By:
                            ---------------------------
                               Authorized Officer

                                    EXHIBIT D
                                       to
                            SERIES 1999-A SUPPLEMENT

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                             NOTIFICATION TO TRUSTEE

                          FIRST CONSUMERS MASTER TRUST
                                  SERIES 1999-A

     The undersigned, a duly authorized representative of First Consumers National Bank ("FCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of September 30, 1992, as amended and restated as of January
   , 1999, and as amended and supplemented by the Series 1999-A Supplement
---
thereto (the "Pooling and Servicing Agreement") between FCNB and Harris Trust and Savings Bank, as trustee (the "Trustee"), does hereby certify as follows:

     A. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement, as amended by the Series 1999-A Supplement thereto; provided, that the "preceding Monthly Period"
                                  --------
means the monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This Certificate is delivered pursuant to Section 4.6 of the Pooling and Servicing Agreement.

     B. FCNB is the Servicer under the Pooling and Servicing Agreement.

     C. The undersigned is a Servicing Officer.

     D. The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

XVIII. INSTRUCTION TO MAKE A WITHDRAWAL

     Pursuant to Section 4.6, the Servicer does hereby instruct the Trustee (i)
to make a withdrawal from the Series Finance Charge Account on           ,     ,
                                                               ----------  ----
which date is a Transfer Date under the Pooling and Servicing Agreement, in an
aggregate amount as set forth below [, including $           to be withdrawn
                                                  ----------
from the Series Principal Account pursuant to Section 4.11,] in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.6:

     A.   Pursuant to Subsection 4.6(a):
          -----------------------------

          Class A Certificate Interest for the related Distribution
          Date.....................................................   $
                                                                       ---------

     B.   Pursuant to Subsection 4.6(b):
          -----------------------------

          Class B Certificate Interest for the related Distribution
          Date.....................................................   $
                                                                       ---------

     C.   Pursuant to Subsection 4.6(c):
          -----------------------------

          Investor Monthly Servicing Fee for the preceding
          Monthly Period plus all accrued and unpaid Investor
          Monthly Servicing Fees in respect of previous Monthly
          Periods..................................................   $
                                                                       ---------

     D.   Pursuant to Subsection 4.6(d):
          -----------------------------

          Class A Floating Percentage of the Investor Default
          Amount for the preceding Monthly Period..................   $
                                                                       ---------

     E.   Pursuant to Subsection 4.6(e):
          -----------------------------

          Aggregate reimbursed Class A Charge Offs.................   $
                                                                       ---------

     F.   Pursuant to Subsection 4.6(f):
          -----------------------------

          Class B Floating Percentage of the Investor Default
          Amount for the preceding Monthly Period..................   $
                                                                       ---------

     G.   Pursuant to Subsection 4.6(g):
          -----------------------------

          Aggregate reimbursed Class B Investor Charge Offs........   $
                                                                       ---------

     H.   Pursuant to Subsection 4.6(h):
          -----------------------------

          Class C Certificate Interest for the related Distribution
          Date.....................................................   $
                                                                       ---------

     I.   Pursuant to Subsection 4.6(i):
          -----------------------------

          Class C Floating Percentage of Investor Default Amount
          for the preceding Monthly Period.........................   $
                                                                       ---------

     J.   Pursuant to Subsection 4.6(j)
          -----------------------------

          Aggregate reimbursed Class C Investor Charge Offs........   $
                                                                       ---------

     K.   Pursuant to Subsection 4.6(k)
          -----------------------------

          Available Funds agreed to be paid to Holders of Class C
          Certificates or Collateral Interests.....................   $
                                                                       ---------

     L.   Pursuant to Subsection 4.6(l)
          -----------------------------

          Any remaining Available funds to be treated as Shared
          Finance Charge Collections...............................   $
                                                                       ---------

I.   INSTRUCTION TO MAKE A WITHDRAWAL

     Pursuant to Section 4.8, the Servicer does hereby instruct the Trustee (i)
to make a withdrawal from the Series Principal Account on           ,     ,
                                                          ----------  ----
which date is a Transfer Date under the Pooling and Servicing Agreement, and
(ii) apply such amount in accordance with Section 4.8:

     A.   Amounts to be distributed to the Series 1999-A Class A
          Certificateholders in accordance with Subsection 5.1(a)     $
                                                                       ---------

     B.   Amounts to be distributed to the Series 1999-A Class B
          Certificateholders in accordance with Subsection 5.1(b)     $
                                                                       ---------

     C.   Amounts to be distributed to the Series 1999-A Class C
          Certificateholders in accordance with Subsection 5.1(c)

     IN WITNESS WHEREOF, the undersigned has duly executed this certificate this
     day of                     .
----        --------------------

                         FIRST CONSUMERS NATIONAL BANK,
                          as Servicer


                         By:
                            ---------------------------
                                 Title:

                                                                  EXECUTION COPY

================================================================================

                          FIRST CONSUMERS NATIONAL BANK
                               Seller and Servicer

                                       and

                          HARRIS TRUST AND SAVINGS BANK
                                     Trustee

                on behalf of the Series 1999-A Certificateholders

                            ------------------------

                            SERIES 1999-A SUPPLEMENT

                          Dated as of February 1, 1999

                                       to

                              AMENDED AND RESTATED
                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 1999

                            ------------------------

                                  $276,243,094

                          FIRST CONSUMERS MASTER TRUST

                                  Series 1999-A

================================================================================